                                                                   EXHIBIT 23.01





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-56458) of Monro Muffler Brake, Inc. of our report dated May 20, 1996, appearing in
Item 8 of the Monro Muffler Brake, Inc. Annual Report on Form 10-K for the year ended March 31, 1996.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Rochester, New York
June 26, 1996